UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2026

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of Principal Executive Offices) (zip code)
Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 23, 2026, the Board of Directors of Intuitive Surgical, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”) to, among other things:
i.allow the Company to disregard votes for any nominee made by a shareholder that do not comply with the universal proxy rules adopted by the U.S. Securities and Exchange Commission (“SEC”), including the requirement for shareholder proponents to solicit holders of 67% of outstanding shares;
ii.clarify and enhance disclosures in connection with shareholder nominations of directors and submissions of proposals regarding other business at shareholder meetings, including by (a) refining disclosures of synthetic equity to utilize SEC-defined terms, (b) adding disclosures about the dates and intent of the shareholder’s investment, and (c) requiring the language of any bylaw amendments and information otherwise in the proxy statement;
iii.clarify and enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals regarding other business at shareholder meetings, including by (a) prohibiting nomination of more candidates than the number of directors up for election at the applicable meeting, (b) requiring that a shareholder be a record holder to request the required questionnaires for a nominee to complete, and (c) requiring the shareholder be present in person at the shareholder meeting;
iv.require that any shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white;
v.provide logistics for shareholders to request a record date to determine who can call a special meeting of shareholders and require disclosures from the requesting shareholder similar to those for submitting nominations and proposals at an annual meeting of shareholders;
vi.change the voting standard for corporate actions (other than elections) to a majority of votes cast (excluding abstentions and broker non-votes); and
vii.make certain other technical amendments to conform to applicable law.
The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws filed as Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Intuitive Surgical, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: July 27, 2026	By:	/s/ JAMIE E. SAMATH
Name: Jamie E. Samath
Title: Executive Vice President, Chief Financial Officer